Exhibit 10.1
EXECUTION VERSION
THIRD AMENDMENT TO CREDIT AGREEMENT
          THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of July 15, 2010, among REYNOLDS AMERICAN INC., a North Carolina corporation (the “Borrower”) and various Lenders (as defined below) party to the Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.
W I T N E S S E T H :
          WHEREAS, the Borrower, various lending institutions (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), are parties to a Fifth Amended and Restated Credit Agreement, dated as of June 28, 2007 (as amended, restated, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and
          WHEREAS, the Borrower and the Lenders wish to amend the Credit Agreement as provided herein;
          NOW, THEREFORE, it is agreed:
I. Amendments to the Credit Agreement.
     1. Section 8.02(n) of the Credit Agreement is hereby amended by deleting the amount “$15,000,000” appearing in said Section and inserting the amount “$20,000,000” in lieu thereof.
     2. Section 8.09(b) of the Credit Agreement is hereby amended by (i) deleting the amount “$150,000,000” appearing in said Section and inserting the amount “$200,000,000” in lieu thereof and (ii) deleting clause (z) appearing in the proviso in said Section in its entirety and inserting the following new clause (z) in lieu thereof:
“(z) any cash acquired by Non-Guarantor Subsidiaries that are not Domestic Subsidiaries and representing the proceeds of intercompany loans, contributions or investments made by R.J. Reynolds Tobacco C.V. and/or SFR Tobacco International GmbH with the cash described in the preceding clause (x) or (y), as applicable, in each case together with investments thereof in Marketable Investments and Investment Equities and related returns thereon, shall be excluded for purposes of determining compliance with clause (ii) of the immediately preceding proviso;”.
     3. The definition of “Material Subsidiary Threshold Event” appearing in Section 10 of the Credit Agreement is hereby amended by (i) deleting the first parenthetical appearing in said definition in its entirety and inserting the text “(other than R.J. Reynolds Tobacco C.V., SFR Tobacco International GmbH, and each Non-Guarantor Subsidiary of R.J. Reynolds Tobacco C.V. and/or SFR Tobacco International GmbH funded pursuant to Section 8.09(b)(z))” in lieu thereof and (ii) by inserting the text “as of the most recently ended fiscal year (or the 12 month period then last ended in the circumstances contemplated by the proviso to the definition of “Material Subsidiary”)” immediately following the text “(ii) the net sales of all Subsidiaries of the Borrower” appearing in said Section.
     4. The definition of “Refinancing Senior Notes” appearing in Section 10 of the Credit Agreement is hereby amended by deleting clause (iii) of the first proviso appearing in said definition and inserting the following new clause (iii) in lieu thereof:
“(iii) the aggregate principal amount of any such senior notes issued at any time to Refinance New Senior Notes, Existing Senior Notes or any other senior notes theretofore issued as “Refinancing Senior Notes” in reliance on this definition shall not exceed the aggregate principal amount of the Indebtedness so Refinanced;”.
     5. Section 10 of the Credit Agreement is hereby further amended by (i) deleting the definitions of “Conwood Subsidiaries”, “Material Subsidiary” and “Refinance” appearing in said Section and (ii) inserting the following new definitions in the appropriate alphabetical order within said Section:
     “Conwood Subsidiaries” shall mean, collectively, (i) Conwood Company, LLC, (ii) Conwood Sales Co., LLC, (iii) Rosswil LLC and (iv) Scott Tobacco LLC (or, after the consummation of certain intercompany mergers among the foregoing and the renaming of one such entity, American Snuff Company, LLC and Rosswil LLC).
     “Near-Term Maturing Senior Notes” shall mean (i) RJRTH’s 6.50% Notes due July 15, 2010 in an initial aggregate principal amount equal to $300,000,000, (ii) RJRTH’s 7.25% Notes due June 1, 2012 in an initial aggregate principal amount equal to $450,000,000, (iii) Exchange Senior Notes issued in exchange for the notes described in clauses (i) and (ii) above, and (iv) the Borrower’s Senior Floating Rate Notes due 2011 in an initial aggregate principal amount equal to $400,000,000, in each case as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and the documentation governing the same.
     “Material Subsidiary” shall mean and include RJRTH, each of the Conwood Subsidiaries, Santa Fe, Lane, Reynolds Tobacco, each of the Specified Subsidiaries and each other Subsidiary of the Borrower (including any Person first becoming a Subsidiary upon consummation of a Permitted Acquisition, but excluding R.J. Reynolds Tobacco C.V., SFR Tobacco International GmbH, and each Non-Guarantor Subsidiary of R.J. Reynolds Tobacco C.V. and/or SFR Tobacco International GmbH funded pursuant to Section 8.09(b)(z)) to the extent that (x) the aggregate book value of the assets of such other Subsidiary, determined on a consolidating basis, is equal to or more than $100,000,000 or (y) the net sales of such other Subsidiary during its then most recently ended fiscal year, determined on a consolidating basis, were equal to or more than $100,000,000, provided that such net sales shall be determined on a pro forma basis for the 12 months last ended when determining whether any Person that is the survivor of any merger or consolidation or that is the transferee of any property or assets from other Subsidiaries of the Borrower is a Material Subsidiary.
     “Refinance” or “Refinanced” shall mean, as used in relation to any refinancing of any outstanding series of New Senior Notes, Existing Senior Notes or Refinancing Senior Notes, that (i) the principal of such series of New Senior Notes, Existing Senior Notes or Refinancing Senior Notes, as the case may be, shall have been refinanced, in whole or in part, with the proceeds of Refinancing Senior Notes (or, in the case of the portion of the principal of any series of Near-Term Maturing Senior Notes outstanding at the final maturity thereof that is repaid with internally generated cash of the Borrower and/or its Subsidiaries (and not Indebtedness) at such final stated maturity, shall have been “replaced” with Refinancing Senior Notes issued not later than ten (10) months after such final stated maturity and identified to the Administrative Agent in writing at the time of issuance as “Refinancing Senior Notes” in respect of such series of Near-Term Maturing Senior Notes) or (ii) the Borrower has at all times cash and/or Marketable Investments on its balance sheet (representing cash proceeds from an issuance of Refinancing Senior Notes) (x) which are specifically set aside for purposes of repaying, and are sufficient in amount to repay, the principal of such outstanding series of New Senior Notes, Existing Senior Notes or Refinancing Senior Notes, as the case may be (as indicated by way of a footnote in its financial statements included in the then most recent public filing with the SEC) and (y) if a Trigger Event is in effect, in which the Collateral Agent (on behalf of the Secured Creditors) has a first-priority perfected security interest, subject to Permitted Liens.
II. Miscellaneous Provisions.
          1. In order to induce the Lenders to enter into this Third Amendment, the Borrower hereby represents and warrants that:
     (a) no Default or Event of Default exists as of the Third Amendment Effective Date (as defined below), both before and after giving effect to this Third Amendment; and
     (b) all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects on the Third Amendment Effective Date, both before and after giving effect to this Third Amendment, with the same effect as though such representations and warranties had been made on and as of the date hereof (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Third Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.
          3. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.
          4. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
          5. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.
          6. This Third Amendment shall become effective on the date (the “Third Amendment Effective Date”) of the execution of a copy of this Third Amendment (whether the same or different copies) by the Borrower and the Lenders constituting Required Lenders under the Credit Agreement and the delivery (including by way of facsimile transmission) of the same to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: James Clarke (Facsimile No.: (212) 354-8113).
* * *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

REYNOLDS AMERICAN INC., as the Borrower

By:	/s/ Daniel A. Fawley
	Name:	Daniel A. Fawley
	Title:	Senior Vice President & Treasurer

LEAD AGENTS JPMORGAN CHASE BANK, N.A. Individually, as Administrative Agent
By:	/s/ Tony Yung
	Name:	Tony Yung
	Title:	Vice President

CITIGROUP GLOBAL MARKETS INC., Individually, as Syndication Agent, as Joint Lead Arranger and as Joint Bookrunner
By:
Name:
Title:

LEAD AGENTS JPMORGAN CHASE BANK, Individually, as Administrative Agent
By:
Name:
Title:

CITIGROUP GLOBAL MARKETS INC., Individually, as Syndication Agent, as Joint Lead Arranger and as Joint Bookrunner
By:	/s/ Munira Musadek
	Name:	Munira Musadek
	Title:	Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

JPMORGAN CHASE BANK. N.A.

By:	/s/ Tony Yung
	Name:	Tony Yung
Tital: Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

CITI BANK, N.A.

By:	/s/ Munira Musadek
	Name:	Munira Musadek
	Title:	Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

UNITED FCS, PCA (F/K/A FARM CREDIT SERVICES OF MINNESOTA VALLEY, PCA) DBA FCS COMMERCIAL FINANCE GROUP

By:	/s/ Daniel J. Best
	Name:	Daniel J. Best
	Title:	Asst. Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF THE DATE FIRST
ABOVE WRITTEN, AMONG REYNOLDS AMERICAN,
INC., VARIOUS LENDERS PARTY TO THE CREDIT
AGREEMENT AND JP MORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

AgFirst Farm Credit Bank

By:	/s/ Steven J.O’Shea
	Name:	Steven J.O’Shea
	Title:	Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF THE DATE FIRST
ABOVE WRITTEN, AMONG REYNOLDS AMERICAN,
INC., VARIOUS LENDERS PARTY TO THE CREDIT
AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

THE BANK OF NEW YORK MELLON

By:	/s/ Carl S. Tabacjar, Jr.
	Name:	Carl S. Tabacjar, Jr.
	Title:	Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF THE DATE FIRST
ABOVE WRITTEN, AMONG REYNOLDS AMERICAN,
INC., VARIOUS LENDERS PARTY TO THE CREDIT
AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT

GOLDMAN SACHS CREDIT PARTNERS LP:

By:	/s/ LAUREN DAY
	Name:	LAUREN DAY
	Title:	AUTHORIZED SIGNATORY

SIGNATURE PAGE TO THE THIRD AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF THE DATE FIRST
ABOVE WRITTEN, AMONG REYNOLDS AMERICAN,
INC., VARIOUS LENDERS PARTY TO THE CREDIT
AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT

Mizuho Corporate Bank, Ltd.

By:	/s/ James R. Fayen
Name: James R. Fayen
	Title:	Deputy General Manager

SIGNATURE PAGE TO THE THIRD AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF THE DATE FIRST
ABOVE WRITTEN, AMONG REYNOLDS AMERICAN,
INC, VARIOUS LENDERS PARTY TO THE CREDIT
AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

MORGAN STANLEY BANK. NA.

By:	/s/ Ryan Vetsch
	Name:	Ryan Vetsch
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BAI\IK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Andrea S Chen
	Name:	Andrea S Chen
	Title:	Director

SIGNATURE PAGE TO THE THIRD AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF THE DATE FIRST
ABOVE WRITTEN, AMONG REYNOLDS AMERICAN,
INC., VARIOUS LENDERS PARTY TO THE CREDIT
AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

The Bank of Nova Scotia

By:	/s/ TODD S. MELLER
	Name:	TODD S. MELLER
	Title:	MANAGING DIRECTOR

SIGNATURE PAGE TO THE THIRD AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF THE DATE FIRST
ABOVE WRITTEN, AMONG REYNOLDS AMERICAN,
INC., VARIOUS LENDERS PARTY TO THE CREDIT
AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

FARM CREDIT BANK OF TEXAS

By:	/s/ Alan Robinson
	Name:	Alan Robinson
	Title:	Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO
CREDIT AGREEMENT, DATED AS OF THE DATE FIRST
ABOVE WRITTEN, AMONG REYNOLDS AMERICAN,
INC., VARIOUS LENDERS PARTY TO THE CREDIT
AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS
ADMINISTRATIVE AGENT

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Marie G. Mollo
	Name:	Marie G. Mollo
	Title:	Duly Authorized Signatory